. . . Exhibit 99.2 OceanFirst Financial Corp. Investor Presentation January 2020

INVESTOR PRESENTATION . . . Forward Looking Statements In addition to historical information, this presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” “will,” “should,” “may,” “view,” “opportunity,” “potential,” or similar expressions or expressions of confidence. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiaries include, but are not limited to: changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, future natural disasters and increases to flood insurance premiums, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area, accounting principles and guidelines and the Bank’s ability to successfully integrate acquired operations. These risks and uncertainties are further discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, under Item 1A - Risk Factors and elsewhere, and subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 2

. . . About OceanFirst Financial Corp. 3

INVESTOR PRESENTATION

OceanFirst Financial Corp.

- NASDAQ: OCFC
- Market Cap: $1.5 billion[1]
- Bank Holding Company with National Bank Subsidiary
- Founded in 1902
- Total Assets of $10.2 billion[2]
- 75 Full-Service Branches in New Jersey and Metropolitan New York City[2]


Essex
Union
New York
Hunterdon
Middlesex
Mercer
Monmouth
Ocean
Burlington
Camden
Gloucester
Atlantic
Cumberland
Cape May
Headquarters
OceanFirst Bank Branches
OceanFirst Bank Loan Offices

[1] As of January 21, 2020
[2] Includes Two River Community Bank and Country Bank acquired January 1, 2020

4

INVESTOR PRESENTATION . . . Investment Thesis • Organic Growth Including Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 64 basis points • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Digital products and customer experience on par with national banks and FinTechs, far outpacing regional and community banks • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 5

INVESTOR PRESENTATION . . . Commitment to Execution Our Recent Accomplishments... …Lead to Our Path Forward • Seven Acquisitions Closed in Less Than • Local to Regional Scale Five Years, Including Two River Bancorp (NASDAQ: TRCB) & Country Bank • Increased Investment in Digital Banking Holding Company Inc. (OTC PINK: & Customer Engagement CYHC) closed effective January 1, 2020 • Maximizing Real Estate to Anticipate the • Consolidated 40 Branches in the Last Evolving Needs of our Employees and Three Years with Nominal Deposit Customers Losses, while Realizing Substantial Cost Savings • Further Loan Portfolio Diversification: Sector, Industry, Geography and Vintage • “Digital Culture” Adopted Throughout the Bank 6

INVESTOR PRESENTATION . . . Estimated CECL Impact to 12/31/19 Balance Sheet1 $60 Unamortized credit mark on acquired loans remains and $50 accreted over the remaining life $40 $23.0 $30 $10.0 ($ Millions) ($ $20 $7.3 $7.3 CECL Model $34.2 $24.2 $10 $16.9 $16.9 $0 12/31/19 Reported 12/31/19 CECL ALLL (GVA) Non-Accretable Credit Mark Accretable Credit Mark Equity Adjustment If adopted as of December 31, 2019, reserves could increase by as much as $10.0 million. 1 Actual CECL impact will depend upon loan portfolio and economic conditions at January 1, 2020, as well as finalization of assumptions and methodology. Does not 7 include Two River Bancorp. and Country Bank Holding Company, Inc.

. . . Our Business 8

INVESTOR PRESENTATION . . . Fourth Quarter 2019 Highlights Financial Highlights 2019 Operational Highlights • Core Net Income of $25.7 • Acquisition of Capital Bank of New • Core Diluted EPS of $0.51 Jersey (Capital Bank) completed on • Net Interest Margin of 3.48% January 31, 2019 with full integration • Strong Core ROA of 1.25%, Core ROTA of completed in Q2 2019 1.31%, and Core ROTE of 13.53% • New LPOs in Philadelphia and New • Record loan pipeline of $327.7 million at York City with Susanne Svizeny hired as December 31, 2019 with substantial Greater Philadelphia Regional contributions from metropolitan New York City and greater Philadelphia markets President • Completed 7 branch consolidations 9

INVESTOR PRESENTATION . . . Net Interest Margin Operational Highlights Net Interest Margin 2 4.50 • Non-interest bearing deposits 4.00 are 22% of average balance of 3.64 total deposits 1 3.50 3.41 3.00 • Balanced interest rate risk 2.50 1.90 position 2.00 Percentage 1.50 1.00 0.50 0.00 2014 2015 2016 2017 2018 2019 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Fed Funds Effective Rate OceanFirst Bank Peer Average 1 Based on average balances for the three months ended September 30, 2019 10 2 Source: Bank Reg Data

INVESTOR PRESENTATION . . . Effective Interest Rate Risk Management Duration 5.0 All asset categories managed with limited duration 4.0 3.0 Years 2.0 1.0 0.0 Securities Mortgage Loans Consumer Loans Commercial Loans Total Assets FHLB Term Time Deposits (Weighted Average) Borrowings Rate Characteristics 100.0% 80.0% 60.0% 40.0% 20.0% 0.0% Mortgage Loans Consumer Loans Commercial Loans Securities Total Assets Borrowings1 Deposits (CRE & C&I) (Weighted Average) Adjustable/Floating Fixed Core Deposits, Administered 11 At September 30, 2019 1 Includes overnight advances

INVESTOR PRESENTATION . . . Deposit Growth with Branch Consolidation Total Deposits Per Branch 7,000 (at December 31) 125 Average Deposits Per Branch ($ Millions) ($ Branch Deposits Per Average 6,000 100 Strength and Durability of Low-Cost 5,000 Deposit Position 75 4,000 • Target average branch size above $100 million 3,000 1 50 • Core deposits represent 85% of total Total Deposits Millions) ($ deposits, an effective hedge against a 2,000 volatile interest rate environment, with a 25 cost of deposits of only 64 bps 1,000 0 0 2014 2015 2016 2017 2018 2019 Total Deposits Average Deposits Per Branch 12 1 All deposits except certificates of deposits

INVESTOR PRESENTATION . . . Loan Composition Emphasizes Commercial1 Total Loans Outstanding Loans by Customer Segment – 2019* 2015* 2016* 44% 2017* 56% 2018* 2019** Commercial Consumer Consumer Commercial $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 (in millions) Residential Home Equity & Consumer Investor CRE Owner Occupied CRE C&I Loans 13 *As of December 31,

INVESTOR PRESENTATION . . . Diversifying Loan Portfolio – Commercial1 14 1Estimated as of December 31, 2019. Includes Two River and Country Bank, acquired on January 1, 2020.

INVESTOR PRESENTATION . . . Diversifying Loan Portfolio – Total Loans1 15 1Estimated as of December 31, 2019. Includes Two River and Country Bank, acquired on January 1, 2020.

INVESTOR PRESENTATION . . . Conservative CRE Portfolio Reflects Strategic Execution CRE to Total Risk Based Capital 0 100 200 300 400 500 600 700 800 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Capacity to grow Investor CRE Peer 6 by $316 million while Peer 7 remaining under 300% Peer 8 Peer 9 Peer 10 OCFC 261  OceanFirst Actual Peer 11 Peer 12 Peer 13 Peer Group Average 325  Peer Group Average Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 Peer 19 Peer 20 Peer 21 Peer 22 Domestic CRE Loans (Construction, Multifamily & Other Nonfarm Non-residential) to Total Risk Based Capital. Supervisory guideline is 300% of TRBC. Peers include: BHLB, BPFH, BRKL, CBU, CUBI, DCOM, EBSB, EGBN, FCF, FFIC, INDB, LBAI, NBTB, NWBI, PFS, SASR, STBA, TMP, TOWN, UBNK, WSBC and WSFS. Source: BankRegData.com 16 As of September 30, 2019

INVESTOR PRESENTATION

Generating Consistent & Attractive Returns


Return on Tangible Common Equity
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2015
2016 1
2017 1
2018 1
2019 1
1.50%
1.35%
1.20%
1.05%
0.90%
0.75%
0.60%
0.45%
0.30%
0.15%
0.00%
Return on Assets
Core Return on Tangible Common Equity
Core Return on Assets

- Continued focus on improving efficiencies through acquisition synergies and branch consolidations

[1] For 2015, 2016, 2017, 2018 and 2019, excludes merger related expenses. For 2016, also excludes Federal Home Loan Bank prepayment fee and loss on sale of investment securities. For 2017, 2018 and 2019, also excludes the effect of branch consolidation expense. For 2017 and 2018, also excludes the effect of additional income tax expense (benefit) related to the Tax Cuts and Jobs Act. For 2019, also excludes the effect of compensation expense due to the retirement of an executive officer, non-recurring professional fees, and income tax benefit related to change in New Jersey tax code.

17

INVESTOR PRESENTATION . . . Credit Metrics Reflect Conservative Culture Non-Performing Loans by Source (Percent of Loans Receivable) NET CHARGE-OFFS 0.07% 0.15% 0.10% 0.05% 0.02% 1.00% 0.91% 0.90% 0.80% 0.70% 0.60% 0.52% 0.50% 0.40% 0.35% 0.29% 0.31% 0.30% 0.20% 0.10% Non-Performing Non-Performing Loans as Percent Total of Loans Receivable 0.00% 2015 2016 2017 2018 YTD 2019 Residential Consumer Commercial Real Estate Commercial & Industrial 18

. . . Our Strategy 19

INVESTOR PRESENTATION . . . Asset Growth Supplemented by Strategic M&A Opportunistic Acquisitions of Local Community Banks Target Closing Date Transaction Value Total Assets Colonial American Bank July31,2015 ~$12million $ 142million Cape Bancorp May2,2016 ~$196million $1,518million Ocean Shore Holding Co. November 30, 2016 ~$146million $1,097million Sun Bancorp, Inc. January 31, 2018 ~$475million $2,044million Capital Bank of New Jersey January 31, 2019 ~$77million $495million Two River Bancorp January 1, 2020 ~$197million $1,109 million Country Bank Holding January 1, 2020 ~$113million $798million Company Inc. Weighted average(1): Price/Tangible Book Value 158%; Core Deposit Premium 9.0% 20 (1) At time of announcement.

INVESTOR PRESENTATION . . . New Jersey Expansion Opportunities • New Jersey is an attractive market 1 • Statewide Total Population of 8.9 million • Most densely populated state • 11th most populous state • Median household income of $72,000 • Significant opportunities for acquisitions to build customer base • Support expansion in Metropolitan Philadelphia and Metropolitan New York Population of 4.3 million with deposits of $130 billion Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices 21 1 US Census Bureau

INVESTOR PRESENTATION . . . Regional Opportunities for M&A Philadelphia Area New York City Metro Area • 7 Banks with Assets Between $400M and $1B • 7 Banks with Assets Between $400M and $1B • 9 Banks with Assets Between $1B and $10B • 6 Banks with Assets Between $1B and $10B New Jersey • 17 Banks with Assets Between $400M and $1B • 19 Banks with Assets Between $1B and $10B Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Regional banking data as of June 30, 2019 22 Source: FDIC

INVESTOR PRESENTATION

OCEANFIRST

Digital Culture – 5 Years of Transformation

Continuous Investment In Talent and Technologies

- Funded from ongoing earnings and branch consolidations

2015
- Digital Strategy & Innovation Team
- Mobile Biometrics
- Wearables and eWallets

2016
- Customer Experience Officer
- Upgrade Mobile App & Online Banking
- Certified Digital Banker Training

2017
- First FinTech Equity Investment
- Replace Personal Financial Mgmt.
- 100% Certified Digital Banker Milestone

2018
- Project Management Office
- Launch Nest Egg Hybrid Robo-Advisor
- Replace Online & Mobile Account Opening

2019
- Artificial Intelligence Team
- Data Science Team
- $35 million Nest Egg Assets Milestone
- AI Driven Marketing
- Build Alexa Voice Skill (1st Phase)

- FTE designated for digital banking and customer care

2015 FTE: 7

2019 FTE: 78

23

INVESTOR PRESENTATION . . . Digital Capabilities & Customer Ratings Mobile Capabilities Survey Mobile App Customer Ratings (# of features, out of 18) (Apple & Google) 4.7 OceanFirst 12 OceanFirst # Ratings = 4,337 National / 4.6 National / Regional 10 Regional FinTechs / 4.6 Digital FinTechs / 10 Digital Large 4.5 MidAtlantic Large 8 Proxy Peer 3.7 MidAtlantic Group Median # Ratings = 824 • A few notables include: • A few notables include: • BofA 17 • USAA 4.8 • Chase 13 • Chime 4.7 • USAA 10 • Chase 4.6 • TD 7 • M&T 3.9 24 Source: S&P Global 2019 US Mobile Banking Report. Source: iTunes App and Google App as of December 31, 2019.

INVESTOR PRESENTATION . . . Digital Customer Acquisition Attaining Scale… … And Attracting Valuable Customers • Digital marketing campaign Customer Usage Statistics* Online Branch launched in December 2018 Digital Usage 95.4% 75.8% • Artificial Intelligence campaigns added in Mobile Usage 88.9% 64.7% September 2019 Direct Deposits / Month 1.4 0.9 • Retail Checking accounts Mobile Deposits / Month 0.36 0.21 opened in 4Q 2019: • Online exceeds average Debit Card Transactions / Month 14.1 14.1 branch by 5x Average Balance $2,342 $8,258 • Online exceeds bottom 25% of entire branch network * Retail checking accounts opened between January and September 2019 as of 12/31/2019. • Online Account Avg. Deposit Rate = 0.25% 25

INVESTOR PRESENTATION . . . Treasury Management Services Treasury Management Solutions: • ACH Origination, Receipts, Addenda Accounts1 Balances1 Reporting and Debit Blocking • Accept Multiple Forms of Payment Over 33,0002 Over $2.6 billion • Account Analysis Statements • Business Online Banking • Coin & Currency ordering • Commercial Card Early Adopter • Electronic Receivables Introduced Cash Management Services in 1996, growing • Escrow relationships annually. Includes Dedicated Client • Foreign Wire Services and Sales Team. • Initiate ACH and Wires Online • Lockbox • Future Enhancements Merchant • Remote Deposit Capture Over $500k investment in enhancing our Online • Payroll banking solution to be available in 2Q 2020. • Positive Pay • Zero Balance Accounts 1 Data as of December 31, 2019 26

INVESTOR PRESENTATION . . . Protecting Our Clients with Cyber Security • Remains current with evolving industry-wide standards • Real-time analytical tools in place for fraud protection and firewall security • Use of top tier, neural-based, real-time debit card fraud analytics • Qualified, certified senior InfoSec personnel, backed up by: • Ongoing significant investments in technology, education and training • Board of Directors with cyber security focus and expertise 27

INVESTOR PRESENTATION . . . Strategic Capital Allocation Generates Shareholder Returns Returned Capital to Shareholders $65 $60 $55 • Stable & competitive dividend $50 • 92nd consecutive quarter $45 • $40 Historical Payout Ratio of 30% to 40% $35 $30 • Repurchased 1.1 million shares YTD $25 2019; 2.7 million shares remain $20 available for repurchase $15 Annual Annual Return Capital of Millions) ($ $10 • Strategic acquisitions in critical new $5 $0 markets 2014 2015 2016 2017 2018 2019 • Total Shareholder Return Cash Dividends Share Repurchases December 31, 2012 to December 31, Total Cash Returned to Shareholders: 2019 of 125%; CAGR 12% $167.1 million 28

INVESTOR PRESENTATION

An Experienced Management Team

Executive	Title	Years at OceanFirst[1]	Selected Experience
Christopher D. Maher	Chairman, President, Chief Executive Officer	6	Patriot National Bancorp Dime Community Bancshares
Joseph J. Lebel III	Executive Vice President, Chief Operating Officer	13	Wachovia Bank N.A. First Fidelity
Michael J. Fitzpatrick	Executive Vice President, Chief Financial Officer	27	KPMG
Steven J. Tsimbinos	Executive Vice President, General Counsel	9	Thacher Proffit & Wood Lowenstein Sandler PC
Grace M. Vallacchi	Executive Vice President, Chief Risk Officer	2	Office of the Comptroller of the Currency First Union
Michele Estep	Executive Vice President, Chief Administrative Officer	11	Sun National Bancorp Key Bank
Karthik Sridharan	Executive Vice President, Chief Information Officer	<1	Citigroup JP Morgan Chase Bank of America

- **Substantial insider ownership of 9%, including Directors and Executive Officers, ESOP and OceanFirst Foundation.**

[1] Includes years at acquired banks.

29

INVESTOR PRESENTATION . . . OceanFirst Foundation: Serving Our Communities • Over $39 million has been granted to organizations serving OceanFirst’s market • First foundation established in the country during a mutual conversion to IPO (July 1996) • Major initiatives include over $2.6 million to more than 1,800 students pursing higher education and over $7 million to organizations improving the health and wellness of those in need • Provided $500,000 in grants dedicated to assisting our neighbors after Superstorm Sandy devastated the Jersey Shore in 2012 • OceanFirst Foundation has assets of $29.5 million 30

INVESTOR PRESENTATION . . . Investment Thesis • Organic Growth Including Low-Cost and Durable Deposit Base • Cost of deposits is one of the lowest in the state of New Jersey at 64 basis points • Strength of Assets • Strong and diversified balance sheet underpins flexibility to grow the business • Digital Innovation • Digital products and customer experience on par with national banks and FinTechs, far outpacing regional and community banks • Disciplined and Strategic M&A • Acquired attractive and underappreciated assets in exurban markets at favorable prices • Bench Strength • Deep banking, regulatory, M&A, and integration experience • Conservative Risk Culture • Commitment to management of credit, interest rate and regulatory / compliance risk • Insider Ownership • Substantial insider ownership aligned with shareholder interest 31

. . . Investor Relations Inquiries Jill A. Hewitt Senior Vice President, Director of Investor Relations & Corporate Communications jhewitt@oceanfirst.com (732) 240-4500, ext. 7513 32

. . . Appendix 33

INVESTOR PRESENTATION . . . Colonial American Bank Acquisition • 100% Stock deal, valued at $11.9 million • In-Market acquisition supports growth objective in towns of Middletown and Shrewsbury, NJ Supports Retail • Favorable financial terms (adjusted for DTA realization Expansion in High of $2.3 million) 1 Value Communities • Price/Tangible Book Value of 104% • Transaction neutral to OCFC book value • Price/Core Deposit Premium of 0.4% • Modest execution risk with conservative assumptions • Expected cost saves of 35%, fully realized in 2016 • Gross credit mark of $2.9 million, 2.4% of loans • Effective execution (2015) Headquarters • Announcement – February 25 OceanFirst Retail Branches, Commercial Loan Production • Regulatory Approvals - June 17 (68 days following application) Offices, and Wealth Management Office • Shareholder Approval - July 9 Colonial American Retail • Closing – July 31 Branches • Systems Integration – October 17 (72 days following legal closing) 34 1 At time of announcement.

INVESTOR PRESENTATION . . . Cape Bancorp Acquisition • 85% stock and 15% cash, valued at $196 million • Favorable financial terms 1 • Price/Tangible Book Value of 139% • Price/Core Deposit Premium of 4.4% • Expected accretion to GAAP EPS of 17% in 2017 • Expected tangible book value dilution of 7.2%, projected earnback of approximately 3.3 years using the cross-over method and 3.8 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 33%, fully realized by end of 2016 • Expected one-time, pre-tax transaction expenses of $15.5 million • Gross credit mark of $25.5 million, 2.3% of loans • Effective execution (2016) • Announcement – January 5 • Regulatory Approvals – March 28 (52 days following application) Headquarters OceanFirst Retail Branches, • Shareholder Approvals – April 25 Commercial Loan Production Offices, and Wealth • Closing – May 2 Management Office • Systems Integration – completed October 15 Cape Bank Retail Branches and Commercial Loan Offices 35 1 At time of announcement.

INVESTOR PRESENTATION . . . Ocean Shore Holding Co. Acquisition • Reinforces OceanFirst as the preeminent New Jersey based community banking franchise operating throughout central and southern New Jersey • 80% stock 20% cash, valued at $146 million • Favorable financial terms 1 • Price/Tangible Book Value of 132% • Price/Core Deposit Premium of 4.9% • Expected accretion to GAAP EPS of over 5% in 2018 • Expected tangible book value dilution of 3.1%, projected earnback of approximately 3.7 years using the cross-over method and 4.1 years on a simple tangible book value earnback calculation • Modest execution risk with conservative assumptions • Expected cost saves of 53%, fully realized by end of 2017 • Expected one-time, pre-tax transaction expenses of $19 million • Gross credit mark of $10.0 million, 1.25% of loans • Effective execution OceanFirst Bank Branches • Announcement – July 13, 2016 Ocean City Home Bank • Regulatory Approvals – October 27, 2016 (72 days following application) Branches • Shareholder Approvals – November 22, 2016 • Closing – November 30, 2016 • Systems Integration – completed May 19, 2017 36 1 At time of announcement.

INVESTOR PRESENTATION . . . Sun Bancorp, Inc. Acquisition • Strengthens and expands OceanFirst franchise into more demographically attractive Central New Jersey, Philadelphia and New York city metro markets • 85% stock and 15% cash, valued at $475 million • Favorable financial terms 1 • Price/Tangible Book Value of 169% • Price/Core deposit premium of 12.7% • 2019E EPS accretion of 3.6% in addition to double digit accretion from Cape and Ocean Shore acquisitions Sun National Bank has • Earnback of approximately 3.5 years 15 branches within 3 miles of an • Effective Execution OceanFirst Bank branch • Announcement – June 30, 2017 • Regulatory Approvals • Federal Reserve Bank – October 17, 2017 (48-days following application) • Office of Comptroller – December 4, 2017 (96-days following Headquarters application) OceanFirst Bank Branches Sun National Bank Branches • Shareholder Approvals – October 25, 2017 Loan Offices • Closing – January 31, 2018 • System Integration – completed June 9, 2018 37 1 At time of announcement.

INVESTOR PRESENTATION . . . Capital Bank of New Jersey Acquisition • Deepens OceanFirst’s market position in Southern NJ and the greater metro Philadelphia area • 100% stock, valued at $77 million • Favorable financial terms 1 • Price/Tangible Book Value of 172% • Price/Core Deposit Premium of 8.1% • 2020E EPS accretion of 2.0% • Effective Execution • Announcement – October 25, 2018 • Regulatory Approvals – December 19, 2018 • Shareholder Approvals – January 23, 2019 • Closing – January 31, 2019 • System Integration – completed June 1, 2019 Headquarters OceanFirst Bank Branches OceanFirst Bank Loan Offices Capital Bank Branches Capital Bank Loan Office 38 1 At time of announcement.

INVESTOR PRESENTATION . . . Country Bank Holding Company, Inc. Acquisition • 100% Stock deal, valued at $113 million • Expands branch network to support NYC lending efforts • Favorable financial terms1 • Price/Tangible Book Value of 151% • Price/Core Deposit Premium of 7.5% • Effective execution • Announcement – August 9, 2019 • Regulatory Approval – November 15, 2019 (49-days from application) • Shareholder Approval – December 10, 2019 • Closing – January 1, 2020 • Systems Integrations – Targeting late 2020 - CYHC Branches 39 Source: Company reports; SNL Financial. 1At time of announcement.

INVESTOR PRESENTATION . . . Two River Bancorp Acquisition • 75% stock and 25% cash, valued at $197 million • Strengthens presence in Monmouth County and expands market area into northern New Jersey • Favorable financial terms1 • Price/Tangible Book Value of 174% • Price/Core Deposit Premium of 9.5% • Effective execution • Announcement – August 9, 2019 • Regulatory Approval – November 15, 2019 (49-days from application) • Shareholder Approval – December 5, 2019 • Closing – January 1, 2020 • Systems Integrations – Targeting Q2 2020 - TRCB Branches - OCFC Branches 40 Source: Company reports; SNL Financial. 1At time of announcement.

INVESTOR PRESENTATION

OCEANFIRST

OceanFirst Milestones – 118 Years of Growth


1902
Founded, Point Pleasant, NJ
1985
Branch Expansion into Middlesex County
1996
IPO to Mutual Depositors
Created OceanFirst Foundation
Established Commercial Lending
1999
Branch Expansion into Monmouth County
2000
Established Trust and Asset Management
2014
OceanFirst Foundation Exceeds $25 Million in Cumulative Grants
2015
Colonial American Bank Acquired
Commercial LPO Expansion into Mercer County
2016
Cape Bancorp Acquired
Ocean Shore Holding Co. Acquired
2018
Adopted National Bank Charter
Sun Bancorp, Inc. Acquired
2019
Capital Bank of New Jersey Acquired
2020
Crossed $10 billion threshold
Two River Bancorp Acquired
Country Bank Holding Company, Inc. Acquired

41

INVESTOR PRESENTATION . . . Favorable Competitive Position Community Banks serving Mega Banks OceanFirst Bank Central & Southern NJ # of Branches Dep. In Mkt. # of Dep. In Mkt. Dep. In Mkt. Institution ($000) Institution # of Branches Branches ($000) ($000) 61 6,216,001 TD Bank (Canada) 125 22,671,261 Manasquan 12 1,438,759 PNC Bank (PA) 140 19,082,286 OceanFirst Republic 16 1,406,958 Competitive Position Bank of America (NC) 107 17,283,936 Bank of Princeton 15 973,294 • Responsive Wells Fargo (CA) 137 15,766,624 1ST Constitution 18 813,930 • Flexible Santander Bank 75 6,777,791 Sturdy Savings 14 724,096 (Spain) • Capable • Lending Limit Two River* 11 791,795 • Technology • Trust • Treasury Management • Consumer & Commercial • Competing Favorably Against Banking Behemoths and Local Community Banks *Acquired by OCFC effective January 1, 2020 Source: FDIC Summary of Deposits, June 30, 2019 42 Note: Market area is defined as 11 counties in Central and Southern New Jersey

INVESTOR PRESENTATION . . . Commercial Portfolio Segmentation Total Commercial Loan Exposure by Real Estate Investment by Industry Classification Property Classification Miscellaneous Office 13.0% 23.0% Miscellaneous 14.0% Motel 4.0% Other Services 3.0% Accommodations/ Food Services Industrial/ 7.0% Multi-Family Warehouse Healthcare 22.0% 5.0% 4.0% Single Purpose Wholesale Trade 5.0% 3.0% Retail Trade 1-4 Family 8.0% 4.0% Real Estate Investment Shopping Construction Retail Store 3.0% 62.0% Center 9.0% 11.0% • Diversified portfolio provides protection against industry-specific credit events 43 As of December 31, 2019